UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Temple-Inland hosted a series of investor meetings beginning on November 29, 2007, at which management discussed the company’s strategy following completion of Temple-Inland’s transformation plan. A copy of the presentation materials used at these meetings is furnished as an exhibit to this current report on form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Presentation materials for Temple-Inland’s investor meetings beginning on November 29, 2007
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.

Date: November 29, 2007	By:	/s/ Doyle R. Simons

		Name:	Doyle R. Simons
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Presentation materials for Temple-Inland’s investor meetings beginning on November 29, 2007	4

3